Exhibit 99.1

Skyline Corporation
2520 By-Pass Road
P.O. Box 743
Elkhart, Indiana 46515-0743
(574) 294-6521

Subject: New Credit Facility	Approved by: JON S. PILARSKI

ELKHART, INDIANA — March 26, 2015

SKYLINE ENTERS INTO NEW $10 MILLION CREDIT FACILITY WITH FIRST BUSINESS CAPITAL CORP.

ELKHART, INDIANA – March 26, 2015 — Skyline Corporation (NYSE MKT: SKY) (“Skyline” or the “Company”) announced that the Company and certain of its wholly-owned subsidiaries have entered into a Loan and Security Agreement with First Business Capital Corp. providing for a renewable three-year secured revolving credit facility. Under the new credit facility, the Company may obtain loan advances up to a maximum of $10 million, subject to certain collateral-obligation ratios. Outstanding loan advances under the facility will bear interest at 3.75% in excess of The Wall Street Journal’s published one year LIBOR rate. The facility will be used to support the Company’s working capital needs and other general corporate purposes, and is secured by substantially all of the Company’s and its subsidiaries’ assets.

Commenting on the completion of the credit facility, Skyline’s President and Chief Executive Officer, Bruce Page said, “After considering a number of financing alternatives, we are pleased to have established this credit facility with First Business Capital.” He continued, “This credit facility is ideally suited to support the execution of our strategic plan.”

Further details regarding the new credit facility are outlined in the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on March 26, 2015.

About Skyline Corporation

Skyline Corporation and its consolidated subsidiaries design, produce, and market manufactured housing, modular housing, and park models to independent dealers and manufactured housing communities located throughout the United States and Canada. The Company has nine manufacturing facilities in eight states. Skyline Corporation was originally incorporated in Indiana in 1959, as successor to a business founded in 1951, and is one of the largest producers of manufactured and modular housing in the United States. For more information, visit www.skylinecorp.com.

Forward-Looking Statements

This release contains certain forward-looking information about Skyline that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation

Skyline Corporation
2520 By-Pass Road
P.O. Box 743
Elkhart, Indiana 46515-0743
(574) 294-6521

Subject: New Credit Facility	Approved by: JON S. PILARSKI

Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe the Company’s objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Skyline. Skyline cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: consumer confidence and economic uncertainty; availability of wholesale and retail financing; the health of the U.S. housing market as a whole; federal, state, and local regulations pertaining to the manufactured housing industry; the cyclical nature of the manufactured housing and recreational vehicle industries; general or seasonal weather conditions affecting sales; potential impact of natural disasters on sales and raw material costs; potential periodic inventory adjustments by independent retailers; interest rate levels; the impact of inflation; the impact of high or rising fuel costs; the cost of labor and raw materials; competitive pressures on pricing and promotional costs; catastrophic events impacting insurance costs; the availability of insurance coverage for various risks to the Company; market demographics; and management’s ability to attract and retain executive officers and key personnel.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning Skyline set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. Skyline assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.